                                                                  Execution Copy

                                                                    Exhibit 99.2

                             SHAREHOLDERS AGREEMENT

         SHAREHOLDERS AGREEMENT dated as of November 7, 2002 (the "Agreement"), by and between Chittenden Corporation, a Vermont corporation ("Buyer"), the undersigned directors and/or officers (each a "Shareholder" and collectively, the "Shareholders") of Granite State Bankshares, Inc., a New Hampshire corporation (the "Company"). Capitalized terms used herein and not defined herein have the respective meanings set forth in the Merger Agreement (as defined below).

         WHEREAS, Buyer and the Company have entered into an Agreement and Plan of Merger, dated as of November 7, 2002, as such agreement may be subsequently amended or modified (the "Merger Agreement"), providing for the merger of the Company with and into the Buyer (the "Merger");

         WHEREAS, as of the date hereof, each Shareholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) and has sole or shared voting power with respect to (a) the number of shares of common stock, par value $1.00 per share (the "Common Stock"), of the Company (the "Existing Shares" and together with any other shares of Common Stock which such Shareholder acquires beneficial ownership in any capacity after the date hereof and prior to the termination of this Agreement, the "Shares"), and (b) holds stock options or other rights to acquire the number of shares of Common Stock, each as set forth opposite such Shareholder's name on Schedule I attached hereto;

         WHEREAS, as a condition to the willingness of Buyer to enter into the Merger Agreement, Parent has required that each Shareholder enter into this Agreement with respect to such Shares; and

         WHEREAS, the Shareholders intend this Agreement to be a voting agreement authorized under Section 293-A:7:31 of the New Hampshire Business Corporation Act.

         NOW, THEREFORE, in consideration of, and as a condition to, Buyer's entering into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by Buyer in connection therewith, the parties hereto agree as follows:

1. Agreement to Vote. While this Agreement is in effect, such Shareholder agrees to vote or cause to be voted all Shares that such Shareholder shall be entitled to so vote, whether such Shares are held of record or beneficially owned by such Shareholder at the special meeting of the Company's shareholders to be called and held following the date hereof (including any adjournment or postponement thereof, the "Company Meeting") or at any other meeting of the Company's shareholders, and in connection with every action or approval by written consent of the Company, (a) in favor of the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (b) against any Acquisition Proposal other than the Merger.

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2. Irrevocable Proxy. In furtherance and not in limitation of the foregoing, each Shareholder hereby grants to, and appoints, until the date of the termination of this Agreement, Buyer and each of Kirk W. Walters and F. Sheldon Prentice in their respective capacities as officers of Buyer, and any individual who shall thereafter succeed any such officer of Buyer, and any other designee of Buyer, each of them individually, its irrevocable proxy and attorney-in-fact (with full power of substitution) to vote each of such Shares as such Shareholder's proxy as indicated in Section 1 at the Company Meeting and at every such meeting of the Company (including adjournment or postponement thereof) or in connection with any written consent of the Company's Shareholders. Each Shareholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.

3. Agreement to Retain Shares. While this Agreement is in effect, other than as provided herein, each Shareholder agrees that he or she will not sell, assign, transfer or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 6 below)), or permit to be sold, assigned, transferred or otherwise disposed of, any Shares beneficially owned by such Shareholder, except (a) transfers by will or by operation of law, in which case this Agreement shall bind the transferee, (b) transfers pursuant to any pledge agreement, subject to the pledgee agreeing in writing to be bound by the terms of this Agreement, (c) transfers in connection with estate and tax planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of this Agreement, (d) transfers to any other Shareholder of the Company who has executed a copy of this Agreement on the date hereof with respect the Shares held by such Shareholder, and (e) as Buyer may otherwise agree in its sole discretion.

4. Legend. The Company shall cause its transfer agent to note on its records for the Company (in whatever form maintained) that such Shares are subject to the restrictions on voting and transfer set forth herein, and at Buyer's request shall have any existing certificates representing Shares subject to this Agreement canceled and reissued bearing the following legend:

         "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS CONTAINED IN A SHAREHOLDERS AGREEMENT BY AND BETWEEN CHITTENDEN CORPORATION AND CERTAIN BENEFICIAL OWNERS OF GRANITE STATE BANKSHARES, INC. AND THESE SHARES MAY BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE THEREWITH. COPIES OF THE ABOVE-REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF GRANITE STATE BANKSHARES, INC."

5. No Exercise of Options. Such Stockholder hereby agrees that between the date hereof and the Effective Time, he or she shall not exercise any stock options owned by him or her to purchase shares of Common Stock; provided, however, that such Stockholder may exercise any such stock options that are subject to an exercise period that expires prior to the Effective Time or in accordance with the Merger Agreement.


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6. Representations and Warranties of Shareholder. Each Shareholder, severally and not jointly, hereby represents and warrants to Parent as follows:

     (a) Such Shareholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this Agreement. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a legal, valid and binding agreement with respect to such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights and remedies generally.

     (b) Such Shareholder (i) beneficially owns the number of Shares indicated opposite such Shareholder's name on Schedule I, hereto, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever ("Liens"), and has sole, and otherwise unrestricted, voting power with respect to such Shares with no limitations, qualifications or restrictions on such rights and (ii) does not beneficially own any shares of capital stock of the Company other than such Shares.

     (c) There are no proxies, voting trusts or understandings to or by which such Shareholder is a party or bound or that expressly requires that any of the Shares be voted in a specific manner other than as provided in this Agreement or that provides for any right on the part of any other person other than such Shareholder to vote such Shares.

7. Term of Agreement. The Agreement with respect to voting contained in Section 1 hereof shall remain in full force and effect until the earlier of (a) the consummation of the Merger or (b) the termination of the Merger Agreement in accordance with Article VIII thereof and the agreement with respect to transfer contained in Section 3 hereof shall remain in full force and effect until the earlier of (i) the Company Meeting or (ii) the termination of the Merger Agreement in accordance with Article VIII thereof.

8. Specific Performance; Injunctive Relief. Such Shareholder has signed this Agreement intending to be bound thereby. Such Shareholder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against such Shareholder. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

9. Waivers. No waivers of any breach of this Agreement extended by Buyer to any Shareholder shall be construed as a waiver of any rights or remedies of Buyer with respect to any other Shareholder of the Company who has executed a copy of this Agreement with respect to Shares held by such Shareholder or with respect to any subsequent breach of the Shareholder or any other such Shareholder of the Company.

10. Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.



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

11. Governing Law. This Agreement is deemed to be signed as a sealed instrument and is to be governed by the laws of the State of New Hampshire, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.


                            [Signature Page Follows]


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         EXECUTED as of the date first above written.


BUYER:                                            SHAREHOLDER:

CHITTENDEN CORPORATION

By:  /s/ F. Sheldon Prentice                      /s/ Philip M. Hamblet
   -------------------------------------------    -----------------------------
     Name:  F. Sheldon Prentice                   Philip M. Hamblet
     Title: Senior Vice President, General
            Counsel and Corporate Secretary       /s/ Joseph S. Hart
                                                  -----------------------------
                                                  Joseph S. Hart

                                                  /s/ David J. Houston
                                                  -----------------------------
                                                  David J. Houston

                                                  /s/ James L. Koontz
                                                  -----------------------------
                                                  James L. Koontz


                                                  -----------------------------
                                                  Dr. David M. Bartley

                                                  /s/ Peter C. Read
                                                  -----------------------------
                                                  Peter C. Read

                                                  /s/ Charles W. Smith
                                                  -----------------------------
                                                  Charles W. Smith

                                                  /s/ James C. Wirths, III
                                                  -----------------------------
                                                  James C. Wirths, III

                                                  /s/ E. Story Wright
                                                  -----------------------------
                                                  E. Story Wright

                                                  /s/ William C. Henson
                                                  -----------------------------
                                                  William C. Henson

                                                  /s/ Charles B. Paquette
                                                  -----------------------------
                                                  Charles B. Paquette

                                                  /s/ William G. Pike
                                                  -----------------------------
                                                  William G. Pike

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                                 SCHEDULE I(1)

    Stockholder                      Shares                            Options
    -----------                      ------                            -------

Philip M. Hamblet                   63,318(2)  (includes 12,735        11,000
                                               shares which Mr.
                                               Hamblet is Trustee)

Joseph S. Hart                       7,360(2)                           7,625

David J. Houston                    32,358(2)                             400

James L. Koontz                      9,273(2)                          11,000

Dr. David M. Bartley                 3,656(2)                          11,000

Peter C. Read                        8,865(2)                          11,801

Charles W. Smith                   180,603(2)                         103,000

James C. Wirths, III                26,690(2)                          11,000

E. Story Wright                      9,730(2)                           7,625

William C. Henson                   68,770(3)                          51,500

Charles B. Paquette                117,844(3)   (includes 4,587        51,500
                                                shares held as
                                                trustee for Molly
                                                D. Ollis Trust)

William G. Pike                     64,514(3)                          51,500

--------------

--------------





--------
1 Shares include shares allocable to a Shareholder's account under the Company's employee stock ownership, deferred investment or other similar plans.

2 Does not include dividend reinvestment plan shares that have not yet been reported on an SEC Form 4.

3 Shares do not include the most recent ESOP distributions/allocations.


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